UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

4235 Commerce Street

Little River, South Carolina 29566

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November __, 2007

Dear Integrated Environmental Technologies, Ltd. Stockholders:

You are cordially invited to attend the Annual Meeting of stockholders of Integrated Environmental Technologies, Ltd., a Delaware corporation, (“IET”) to be held on November ___, 2007, at 11:00 a.m., local time, at 4235 Commerce Street, Little River, South Carolina 29566. At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.

To approve the reincorporation by merger of IET into a newly-formed, wholly-owned Nevada subsidiary that would survive the merger. This merger is intended to change IET’s state of incorporation from Delaware to Nevada;

2.	To approve an amendment to IET’s governing documents to establish a classified Board of Directors with staggered terms;
3.

To elect a new Board of Directors for IET, to serve in staggered terms if proposal 2 passes as set forth in the accompanying Proxy Statement, or until their successors have been elected and qualified (the current nominations are for William E. Prince, E. Wayne Kinsey, III, David N. Harry, Marion C. Sofield, and Dr. Valgene Dunham);

4.	To reaffirm the appointment of Weaver & Martin, LLC as IET’s independent auditors for the next year; and
5.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November ___, 2007 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by a stockholder for any purpose germane to the meeting during normal business hours at IET’s Executive offices at 4235 Commerce Street, Little River, South Carolina 29566 for 10 days prior to the Annual Meeting.

By Order of the Board of Directors

William E. Prince

Chief Executive Officer

Little River, South Carolina

November ___, 2007

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating and mailing the enclosed proxy will save IET the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

4235 Commerce Street

Little River, South Carolina 29566

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

November ___, 2007

This statement is furnished in connection with the solicitation by the Board of Directors of Integrated Environmental Technologies, Ltd. (hereinafter “IET” or the “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on November ___, 2007 at 11:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about November ___, 2007.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by IET’s Chairman, William E. Prince. IET will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on November ___, 2007, the record date for the Annual Meeting, IET had outstanding and entitled to vote ______________ shares of Common Stock. Each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of IET’s stockholders. Only stockholders of record at the close of business on November ___, 2007 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of IET’s stock entitled to vote shall constitute a quorum for the transaction of business. A majority of the votes properly cast upon any question by the stockholders attending the meeting, in person or by proxy, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other proposal and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

PROPOSAL 1. CHANGE OF COMPANY DOMICILE FROM DELAWARE TO NEVADA

General Information

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of the Company in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read this entire proxy statement, as well as its appendices and the documents incorporated by reference.

Questions and Answers

Q:	Why is the Company reincorporating to Nevada?
A:

We believe that reincorporating in Nevada will save the Company money because of reduced annual fees and taxes. In addition, reincorporation in Nevada may also help us attract and retain qualified management by reducing the risk of lawsuits against the Company and our directors and limiting the personal liability of directors. For a more detailed discussion of why we think we should reincorporate, please turn to “Principal Reasons for Reincorporating in Nevada” on page 3.

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Q:	What vote is required to approve the reincorporation?
A:

The reincorporation must be approved by a majority of our outstanding common shares as of November ___, 2007, the Record Date. As of that date, there were _________ shares outstanding and each share is entitled to one vote.

Q:	What are the principal features of the reincorporation?
A:

The reincorporation will be accomplished by a merger of the Company with and into our wholly-owned subsidiary, Integrated Environmental Technologies, Ltd. (“IET NV”), a Nevada corporation. One share of IET NV will be issued for each outstanding share of our common stock that is held by our stockholders. IET NV’s shares will continue to be traded on the OTC Bulletin Board under the symbol “IEVM”.

Q:	How will the reincorporation affect the owners, officers, directors and employees of the Company?
A:

After the effective date of the reincorporation, you will own the same class and the same percentage of the Company that you held prior to the reincorporation. Our officers, directors and employees will become the officers, directors and employees of IET NV after the effective date of the reincorporation. IET NV will continue our business at the same locations and with the same assets.

Q	Do I need to exchange certificates of the Company for certificates of IET NV?
A:	No. Stockholders will not need to exchange their stock certificates. The current certificates will automatically represent stock in IET NV after the reincorporation.

Q:	Can I require the Company to purchase my stock?
A:

No. Under the General Corporation Law of Delaware, you are not entitled to appraisal rights and purchase of your stock as a result of the reincorporation. For additional information about appraisal rights, please turn to “Appraisal Rights” on page 5.

Q:	Who will pay the costs of reincorporation?
A:

The Company will pay all of the costs of reincorporation in Nevada, including distributing this proxy statement. We may also reimburse brokerage firms and other custodians for their reasonable expenses for forwarding materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Reincorporation in Nevada

The reincorporation will be accomplished by the merger of the Company with and into our wholly-owned subsidiary, IET NV, a newly-formed Nevada corporation. IET NV will be the surviving entity. We intend to complete the reincorporation shortly after the annual meeting. On the effective date of the reincorporation:

•	Our name will be unchanged.

•	Our business, assets, liabilities, net worth and headquarters will be unchanged.

•	Our directors, officers and employees will continue to serve IET NV.

•	Our stockholders will automatically become stockholders of IET NV on a share-for-share basis.

•	Our shares will continue to be traded on the OTC Bulletin Board under the trading symbol “IEVM”.

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This brief summary does not include all of the provisions of the agreement and plan of merger between the Company and IET NV, a copy of which is attached as Exhibit A.

The articles of incorporation and bylaws of IET NV are substantially similar to the proposed amended certificate of incorporation and bylaws of the Company in accordance with proposal 2, and are attached as Exhibits B and C, respectively. Except for the differences between the laws of the State of Delaware, which govern the Company, and the laws of the State of Nevada, which govern IET NV, your rights as stockholders will not be affected by the reincorporation. For a summary of some of the differences between the laws of Delaware and those of Nevada, please turn to “Significant Differences Between Delaware and Nevada Law as they Affect the Company” on page 3.

Principal Reasons for Reincorporating in Nevada

Our board of directors believes that the best interests of the Company and its stockholders will be served by changing our state of incorporation from Delaware to Nevada. The principal reason for the reincorporation is to save us money over the long term. The annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Delaware. For the fiscal year ended December 31, 2004, we were required to pay approximately $2,375 to the State of Delaware. If we reincorporate in Nevada, our annual fees will be approximately $125 per year. This differential will become substantially greater if our assets grow.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. The certificate of incorporation of the Company excludes director liability to the maximum extent allowed by Delaware law. By contrast, Nevada law permits, and IET NV has adopted in its articles of incorporation, a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, IET NV will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Our board of directors believes that Nevada law constitutes a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Significant Differences Between Delaware and Nevada Law as they Affect the Company

The Company was incorporated under the laws of the State of Delaware and IET NV was incorporated under the laws of the State of Nevada. Our stockholders will become stockholders of IET NV. Your rights as

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stockholders will be governed by the Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada law”) and the articles of incorporation and bylaws of IET NV rather than the Delaware General Corporation Law (“Delaware law”) and certificate of incorporation and bylaws of the Company. The articles of incorporation and bylaws of IET NV are substantially identical to the proposed amended certificate of incorporation and bylaws of the Company in accordance with proposal 2.

The corporate statutes of Nevada and Delaware have various differences, some of which are summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

Removal of Directors

Under Delaware law, removal of a director requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Nevada law provides that directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. The reincorporation may make it more difficult for the stockholders of the Company to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Special Meetings of Stockholders

Delaware law permits the board of directors or any other person authorized in the certificate of incorporation or bylaws to call a special meeting of the stockholders. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The bylaws of the Company provide that special meetings of the stockholders may be called by the president or the board of directors. The bylaws of IET NV allow the chairman or board of directors to call special meetings.

Special Meetings Pursuant to Petition of Stockholders

Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred stockholders. The reincorporation makes it possible for us to pay dividends or other distributions that would not be payable under Delaware law. However, our Board of Directors has not declared any dividends due to the following reasons:

1.	The Company has not yet adopted a policy regarding payment of dividends;
2.	The Company does not have any money to pay dividends at this time;

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3.	The declaration of a cash dividend would result in an impairment of future working capital; and
4.	The Board of Directors will not approve the issuance of a stock dividend.

Restrictions on Business Combinations

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange, included for quotation on The Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

Both the Company and IET NV have expressly elected to be subject to the applicable statutes and the more stringent requirements of Nevada law will apply to mergers and combinations after the effective date of the reincorporation.

Actions by Written Consent of Stockholders

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Federal Income Tax Consequences

We believe that, for federal income tax purposes:

•	No gain or loss will be recognized by the Company, IET NV or our stockholders because of the reincorporation;

•	Each stockholder’s tax basis in the IET NV stock received in the reincorporation will be the same as the tax basis of the Company stock exchanged for the IET NV shares; and

•	A stockholder who holds the IET NV stock as a capital asset will include in the holding period for IET NV stock the period during which the Company stock was held.

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We are not offering any opinions as to the state, local or foreign tax consequences of the reincorporation. This brief summary of the federal tax consequences of the reincorporation is for general information only. We urge stockholders to consult their own tax advisor as to these and any other tax consequences of the reincorporation.

Appraisal Rights

The reincorporation will be conducted as a merger of the Company into IET NV, our wholly-owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware. Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. Therefore, our stockholders are not entitled to receive consideration instead of shares of IET NV.

Capitalization

Our authorized capital consists of 200,000,000 shares of common stock with a par value of $0.001 per share, ___________ shares of which are outstanding, and no shares of preferred stock. The authorized capital of IET NV consists of 200,000,000 shares of common stock with a par value of $0.001 per share. As a result of the reincorporation and mandatory exchange of the common stock, IET NV’s outstanding shares will be the same as ours, _____________ shares of common and no shares of preferred. The reincorporation will not affect our total stockholders’ equity or total capitalization.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL 2. APPROVAL OF AMENDMENT TO GOVERNING DOCUMENTS TO STAGGER THE TERMS OF THE BOARD OF DIRECTORS

Our Certificate of Incorporation and Bylaws currently provide that each director on our Board of Directors must be elected annually. We believe that our long-term success is dependent on continuity and stability in the management of the Company. Staggering director terms, rather than electing each director annually, promotes stability and continuity in leadership and encourages development of long-term planning. Moreover, staggered terms enhance the independence of non-management directors and can facilitate more informed decision making. Further, electing directors to staggered terms helps to ensure that the majority of the Board has sufficient experience and knowledge of the Company such that they can contribute to the best long-term interests of the stockholders.

To further the stability of the Board of Directors and the policies formulated by the Board, the Board has unanimously approved and is proposing an amendment to the Company’s Bylaws to provide for directors to be elected to staggered terms and to amend the Company’s Certificate of Incorporation (“Articles”) to add an Article V to establish a classified Board of Directors with staggered terms. Directors of the Company presently are elected annually by the stockholders to serve until the next annual meeting and until their successors are elected and qualified. Copies of the proposed Articles and Bylaws, as Amended, are attached hereto as Exhibit D and Exhibit E.

If Proposal 2 is approved, the Company’s Articles will provide for the Board to be divided into three classes of directors serving staggered three-, two- and one-year terms. If adopted, the Classified Board Amendment would divide the Board into three approximately equal classes, designated Class I, Class II and Class III. At the 2007 annual stockholder meeting, the first class, consisting of two directors, would be elected for a term expiring at the 2010 Annual Meeting. The second class, consisting of two directors, would be elected for a term expiring at the 2009 Annual Meeting. The third class, consisting of one or two directors, would be elected for a term expiring at the 2008 Annual Meeting (and in each case until their respective successors are duly elected and qualified). At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

The Classified Board Amendment also provides that a vacancy on the Board may be filled by the remaining directors, acting by majority vote. Any director so chosen to fill a vacancy will hold office until the next election of the class for which he or she has been chosen and until their respective successor shall have been elected and qualified.

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Information concerning the current nominees for election as directors at the meeting and the terms for which they will serve if Proposal 2 is approved is contained in Proposal 3. If Proposal 2 is not approved, all directors will be elected to serve until the 2008 Annual Meeting and until their successors are elected and qualified.

AMENDMENT OF CERTIFICATE OF INCORPORATION

If this proposal is approved, a Certificate of Amendment will be filed with the State of Delaware to amend the Articles by adding a new Article V in the following form:

“The Board of Directors shall be divided into three classes: Class I with two directors, Class II with two directors and Class III with one or two directors. Directors of the first class (Class I) elected at the 2007 annual meeting shall be elected to hold office for a term expiring at the 2010 annual meeting. Directors of the second class (Class II) elected at the 2007 annual meeting shall be elected to hold office for a term expiring at the 2009 annual meeting. Directors of the third class (Class III) elected at the 2007 annual meeting shall be elected to hold office for a term expiring at the 2008 annual meeting. The directors in each group shall hold office until their terms expire and until their respective successors are elected and qualified. At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.”

Note, however, if Proposal 1 - Approval of an Agreement of Plan of Merger to reincorporate from Delaware to Nevada - is approved and such reincorporation is completed, then the above-referenced Certificate of Amendment will not be filed with the State of Delaware. Rather, the establishment of the classified board will be reflected in Article VII of the Nevada Corp. Articles of Incorporation in the same form.

The form of Nevada Corp. Articles of Incorporation is set forth in its entirety as Exhibit B. This proposal is independent of Proposal 1 and, in the event the stockholders do not approve Proposal 1, the establishment of a classified board will be accomplished by the filing of the Certificate of Amendment, as cited above.

ANTI-TAKEOVER IMPLICATIONS

Proposal 2 would affect every election of directors and would not be triggered by the occurrence of a particular event, such as a hostile takeover attempt. Therefore, a classified board may make it more difficult for stockholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. If adopted, this provision would apply to every election of directors, rather than only an election occurring after a change in control of the Company. The anti-takeover effect is substantially the same whether pursuant to Delaware or Nevada law.

The Board of Directors is not proposing Proposal 2 for the foregoing reasons, but rather because the Board of Directors believes the proposal is in the best interests of the Company and its stockholders in order to help ensure stability and continuity in the management of the Company’s business and affairs. Although no proxy contest or attempt to replace all of the board members has occurred to date, the Board believes that the longer time required to elect a majority of a classified Board will help to prevent the occurrence of such problems in the future. Adoption of a classified board will encourage a purchaser to negotiate directly with the Company. Moreover, the Board believes that stockholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. Furthermore, the Board believes that it is in a better position than an individual stockholder of the Company to negotiate effectively on behalf of all stockholders in a proxy contest situation.

The Company is not aware of any specific effort to accumulate the Company’s stock or to obtain control of the Company or its Board by means of a solicitation in opposition to management; therefore, this proposed amendment is not raised in response to such an effort. However, in the event such an effort arises, the adoption of this proposal will enhance the ability of management to resist the effort. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Articles or the Bylaws that would affect the ability of a third party to change control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES AND BYLAWS TO STAGGER ELECTION OF THE BOARD OF DIRECTORS.

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PROPOSAL 3. ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the 2007 Annual Meeting of Stockholders, a Board of Directors consisting of five members will be elected, each director to hold office until their term expires, or a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified.

IET’s Board of Directors has nominated for election five of the current six members of the Board of Directors:

•	Class I- William E. Prince and E. Wayne Kinsey, III;
•	Class II- David N. Harry and Marion C. Sofield; and
•	Class III- Dr. Valgene Dunham.

The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if the nominees should become unavailable for election, the accompanying proxy will be voted in favor of holding a vacancy to be filled by our current Directors. IET has no reason to believe that Messrs. Prince, Kinsey, Harry, Dunham or Ms. Sofield will be unavailable to serve as Directors. If Proposal 2 is not approved, all directors will be elected to serve until the 2008 Annual Meeting and until their successors are elected and qualified.

The following information is provided regarding the nominees for election to the Board of Directors.

William E. Prince has served as Chairman of the Board, Chief Executive Officer, and a Director of the Company since August 27, 2003. Presently, Mr. Prince is also the President of I.E.T., Inc. Mr. Prince served as Executive Director of the Albemarle Economic Development Commission from 1999 to August 2003. Mr. Prince was branch and regional manager of Law/Gibb Group, an employee-owned international environmental engineering consulting firm, from 1996 to 1999. Mr. Prince was Vice President and branch manager for Froehling & Robertson, a family-owned environmental consulting firm from 1994 to 1996. From 1990 to 1994, Mr. Prince served as Vice President for Business Development and was a principal and owner with Ragsdale Consultants, Inc., and DSA Design Group, both privately-held engineering and environmental consulting firms. From 1979 to 1990, Mr. Prince held various management positions with Law Engineering and Environmental Services, an employee-owned international consulting firm. Primary responsibilities were new ventures and company growth.

E. Wayne Kinsey, III has served as a Director of the Company since June 21, 2007. Since 1981, Mr. Kinsey has served as President and CEO of Benchmark Performance Group, Inc. He began his career in the oilfield pumping services industry in 1975 as an equipment operator in Seagraves, Texas. By 1981, Mr. Kinsey had become Distribution Manager for Benchmark’s materials procurement, specialty blending and transportation and distribution facility in Odessa, Texas. More importantly, he had concluded by 1981 that running a successful chemicals management and supply organization - especially one serving the demanding oil and gas service industry - required much more than just an inventory of chemicals. Thus, Chemical Blending Services, Inc. was born. In the ensuing 25 years, Benchmark has grown under Mr. Kinsey's leadership from a simple “service first” chemical supplier into one of the world’s foremost developers and manufacturers of industrial and specialty chemicals, with an emphasis on chemical products and chemical solutions for the oil well pressure pumping service industry. One thing has remained constant however - a determination and commitment to provide the customer with a level of service and technical support it can find from no other chemical supplier. In 2004, Mr. Kinsey was appointed to the board of directors of the Texas Enterprise Fund by Texas Speaker of the House Tom Craddick. In 1993, Mr. Kinsey worked in support of the founding of the Hillcrest School (for children with learning differences) in Midland, Texas, and he served for several years as a member of the School's Board of Directors. In 1997, Mr. Kinsey was appointed by then Governor George W. Bush to the Continuing Advisory Committee for Special Education. In 2001, he was appointed to the Advisory Board of Directors of Houston Achievement Place. A number of the patents held by Benchmark bear Mr. Kinsey’s name as an inventor.

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David N. Harry has served as a Director of the Company since June 21, 2007. Mr. Harry is the Executive Vice President and Chief Technical Officer of Benchmark. He received his BS and MS from Stephen F. Austin State University and conducted work toward his doctoral in limnology and hydrology at Texas A&M University. Mr. Harry began his career as an analytical chemist in 1977. After spending two years in testing laboratories, Mr. Harry joined a major oilfield pressure pumping services company, where he served between 1979 and 1982 as a field chemist, District Engineer and then Regional Sales Engineer. After another two years as Technical Manager for an independent pressure pumping services company, Mr. Harry joined Benchmark in 1984 to assist it with its growing dry and liquid chemical blending business. Mr. Harry has been Benchmark's Chief Technical Officer since 1990, and directs all of Benchmark’s quality control, technical support and product development activities. Under his technical leadership, over 35 patents have been issued to Benchmark, nine of which bear his name as inventor. Mr. Harry is a member of the Society of Petroleum Engineers and the American Society of Quality Control.

Marion Sofield has served as Secretary of the Company since April 23, 2004 and has served as a Director of the Company since August 5, 2004. Presently, Ms. Sofield is also Vice President of Operations for I.E.T., Inc. Formerly the Executive Director of Matrix Technology Alliance, Inc. (2003-2004), Ms. Sofield joined our staff to develop and implement operating systems and production capabilities that that have moved the Company into a production mode. That responsibility continues as we now move into mass production mode. Ms. Sofield has eight years of experience, from 1993-2002, in economic development management and has owned and operated two successful businesses of her own. From 1983 through 1987, Ms. Sofield served as a Corporate Secretary/Treasurer for Lord-Wood, Larsen Associates, Inc., a civil engineering firm formerly located in West Hartford, Connecticut. Ms. Sofield, a 1983 graduate of Radford University, was recently honored in Washington, D.C. as the 2003 Business Person of the Year by the United States of America’s Business Advisory Council.

Dr. Valgene L. Dunham has served as a Director of the Company since January 19, 2004. Dr. Dunham recently retired from the position of Vice President for Grants, Contract Administration and Research Planning for Coastal Carolina University in South Carolina, and continues to serve as a liaison between Coastal Carolina University and IET on research programs. In the fall semester of 2002, Dr. Dunham served as the Special Assistant to the President of Coastal Carolina University. In the summer of 2002, Dr. Dunham served as Interim Provost of Coastal Carolina University. From 1995 through 2002, Dr. Dunham served as Dean of the College of Natural & Applied Sciences of Coastal Carolina University. In 1969, Dr. Dunham received his Ph.D. in Botany from Syracuse University in New York. In 1965, Dr. Dunham received his Masters in General Science from Syracuse University in New York.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the five nominees identified above. IET expects each nominee to be able to serve if elected, but if any nominee notifies IET before this meeting that he or she is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

Director Independence

The Board of Directors has not made the determination if any of its Directors are considered independent directors in accordance with the director independence standards of the American Stock Exchange. Therefore, as of the date of this filing, each director should be considered as non-independent.

Audit Committee and Financial Expert

We do not have an Audit Committee. Our directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

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We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

Corporate Governance

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors performs some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we have limited operations and resources.

Director Nomination Procedures

Generally, nominees for Directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board or management considers the following criteria:

1.

whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

2.

whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.

whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board or management has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board or management will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2006, the Company received no recommendation for Directors from its stockholders.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular director may send a letter to the Secretary of the Corporation at 4235 Commerce Street, Little River, South Carolina 29566. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual Directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;

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(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from our having only two officers and six directors operating as the management for the Company. We believe that as a result of the limited interaction which occurs having such a small management structure for the Company eliminates the current need for such a code, in that violations of such a code would be reported to the party generating the violation.

Current Officers and Directors

Name	Age	Title	Term

William E. Prince	56	President, CEO, Chairman, Treasurer	Since 2003
Marion Sofield	46	Secretary, Director	Since 2004
Dr. Valgene L. Dunham	65	Director	Since 2004
James C. Pate	66	Director	Since 2005
E. Wayne Kinsey, III	56	Director	Since June 21, 2007
David N. Harry	50	Director	Since June 21, 2007

William E. Prince (See Resumé on Page 8 above).

Marion Sofield (See Resumé on Page 9 above).

Dr. Valgene L. Dunham (See Resumé on Page 9 above).

James C. Pate has served as a Director of the Company since May 12, 2005. Mr. Pate is President of Fisher Enterprises and J. C. Pate Engineering, located in Fayetteville, North Carolina and has a broad range of experience in all phases of construction projects, including site acquisition, economic analysis, planning, design, and project management on varied architectural and civil engineering projects. Mr. Pate has previously served as engineering manager with Exxon Oil and the U.S. Army Corps of Engineers. Areas of expertise include developing and review of design alternatives, concept designs and working drawings, and associated budgets and schedules, financing/funding alternatives, as well as value engineering. Mr. Pate has extensive experience with all facets of environmental engineering issues. Typical projects that Mr. Pate manages include airports, industrial buildings, water systems and waste water systems, landfills, fuel handling and storage facilities, locks and dams, bridges, waterways, shopping centers, marinas, docks, and wharfs, land development, condominiums and golf courses.

E. Wayne Kinsey, III (See Resumé on Page 8 above).

David N. Harry (See Resumé on Page 8 above).

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of the date of this proxy they were all current in their filings.

Executive Compensation

The following table sets forth the cash compensation of the Company’s executive officer during the last two fiscal years of the Company. The remuneration described in the table does not include the cost to the Company

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of benefits furnished to the named executive officer, including premiums for health insurance and other benefits provided to such individual that are extended in connection with the conduct of the Company’s business.

SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compen-sation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compen-sation ($) (i)	Total ($) (j)
William E. Prince,
President/Director	2006	$74,400	-0-	$8,400	-0-	-0-	-0-	$12,417.81	$95,217.81
	2005	$74,400	-0-	-0-	-0-	-0-	-0-	-0-	$74,400.00

Director Compensation

All directors will be reimbursed for expenses incurred in attending Board or committee, when established, meetings. From time to time, certain directors who are not employees may receive shares of our common stock.

DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensa- tion ($) (e)	Non-Qualified Deferred Compensa- tion Earnings ($) (f)	All Other Compensa -tion ($) (g)	Total ($) (j)
Paul Branagan (1)	-0-	$325	-0-	-0-	-0-	-0-	$325
Valgene Dunham	-0-	$650	-0-	-0-	-0-	-0-	$650
James C. Pate	-0-	$325	-0-	-0-	-0-	-0-	$325
Marion C. Sofield	-0-	$650	-0-	-0-	-0-	-0-	$650

(1) Former Director of the Company.

Certain Relationships and Related Transactions

On June 20, 2007, we executed a Stock Acquisition Agreement with Benchmark Performance Group, Inc. (“Benchmark”). Pursuant to the Stock Acquisition Agreement, Benchmark agreed to purchase 35,000,000 shares of our common stock for a total purchase price of $3,500,000 (“Purchase Price”) or $0.10 per share, which will be paid in seven (7) installments. Of the 35,000,000 shares of common stock, 5,000,000 were issued on June 27, 2007. In connection with the Stock Acquisition Agreement we entered into an Exclusive License and Distribution Agreement with Benchmark, wherein we granted the exclusive, world-wide right, license and authority to market, sell and distribute for use in the manufacture of fluids and solution for use in Oilfield Applications to Benchmark. E. Wayne Kinsey III, a current Director of the Company, is the President and CEO of Benchmark and David N. Harry, a current Director of the Company, is Executive Vice President and Chief Technical Officer of Benchmark.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information, to the best of our knowledge, about the ownership of our common stock on October 12, 2007 relating to those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers. The percentage of beneficial ownership for the following table is based on 63,010,467 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules,

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beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after October 12, 2007 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management

Name of Beneficial Owner (1)	Number of Shares	Percent Beneficially Owned (2)
William E. Prince, President & Director 4235 Commerce St. Little River, SC 29566	1,212,500 (3)	2%
Marion C. Sofield, Vice President, Secretary & Director 4235 Commerce Street Little River, SC 29566	612,500 (4)	1%
James C. Pate, Director 4235 Commerce Street Little River, SC 29566	32,500 (5)	--
Dr. Valgene L. Dunham, Director 4235 Commerce Street Little River, SC 29566	40,000 (6)	--
E. Wayne Kinsey III, Director (7) 4235 Commerce Street Little River, SC 29566	10,000,000 (8)	16%
David N. Harry, Director 4235 Commerce Street Little River, SC 29566	0	--
All Directors & Officers as a Group	11,897,500	19%
(1)

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)	Rounded to the nearest whole percentage.
(3)	Includes 500,000 options to purchase shares of our common stock at $0.12 per share (expire on December 31, 2011).
(4)	Includes 250,000 options to purchase shares of our common stock at $0.12 per share (expire on December 31, 2011).
(5)	Includes 25,000 options to purchase shares of our common stock at $0.11 per share (expire on December 31, 2011).
(6)	Includes 25,000 options to purchase shares of our common stock at $0.11 per share (expire on December 31, 2011).
(7)	Benchmark Performance, Inc. was issued 5,000,000 shares of common stock pursuant to a Stock Acquisition Agreement dated June 20, 2007. Mr. Kinsey is the President and CEO of Benchmark.
(8)

The 10,000,000 shares of common stock include 5,000,000 shares that Benchmark is entitled to receive on or before October 31, 2007 pursuant to the Third Installment of the Stock Acquisition Agreement with Benchmark.

PROPOSAL 4. REAFFIRM THE APPOINTMENT OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE NEXT YEAR

Our Board of Directors has selected Weaver & Martin, LLC to serve as IET’s independent auditor for the current fiscal year, and the Board is asking stockholders to reaffirm that selection. Although current law, rules and regulations require IET’s independent auditor to be engaged, retained and supervised by the Board of Directors, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Weaver & Martin for reaffirmation by stockholders as a matter of good corporate practice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE NEXT YEAR.

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Independent Public Accountants

Weaver & Martin LLC. served as IET’s principal independent public accountants for fiscal year 2006. Representatives from that firm will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

Aggregate fees billed to IET for the year ending December 31, 2006 by Weaver & Martin LLC. were as follows:

Audit Fees

The aggregate fees billed for professional services rendered by Weaver & Martin, LLC, for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2006 and 2005 were $38,375 and $36,813, respectively.

Audit-Related Fees

The aggregate fees billed by Weaver & Martin LLC for professional services rendered for audit related fees for fiscal years 2006 and 2005 were $0 and $10,700, respectively.

Tax Fees

The aggregate fee to be billed by Weaver & Martin LLC for professional services to be rendered for tax fees for fiscal year 2006 was $7,650 and for fiscal year 2005 was $0.

All Other Fees

There were no other fees to be billed by Weaver & Martin LLC for the fiscal years 2006 and 2005 other than the fees described above.

Audit Committee Policies and Procedures

We do not have an audit committee.

OTHER MATTERS

As of the date of this statement our management knows of no business to be presented to the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which IET did not receive timely notice.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail. Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by IET.

Annual Report

A copy of the 2006 Form 10-KSB report as required to be filed with the Securities and Exchange Commission, excluding exhibits, is attached hereto and will be mailed to stockholders without charge upon written request to: William E. Prince, President, Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566. Such request must set forth a good-faith representation that the requesting party

14

was either a holder of record or a beneficial owner of Common Stock of IET on November ___, 2007. Exhibits to the Form 10-KSB will be mailed upon similar request and payment of specified fees. The 2006 Form 10-KSB is also available through the Securities and Exchange Commission’s World Wide Web site (www.sec.gov).

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2007 Annual Meeting must be received by IET by _________, 2008. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested. Stockholders who intend to present a proposal at the 2007 Annual Meeting without including such proposal in IET’s proxy statement must provide IET notice of such proposal no later than _____________, 2007. IET reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By order of the Board of Directors

William E. Prince

Chairman

Little River, South Carolina

November ___, 2007

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INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

PROXY

Annual Meeting of Stockholders

November ___, 2007

The undersigned appoints William E. Prince, Chairman of Integrated Environmental Technologies, Ltd., with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of stockholders of Integrated Environmental Technologies, Ltd., to be held November ___, 2007, beginning at 11:00 a.m., Eastern Time, at 4235 Commerce Street, Little River, South Carolina 29566 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated November ___, 2007, a copy of which has been received by the undersigned, as follows:

	FOR	AGAINST	ABSTAIN
1. Proposal to change the domicile of the Company from Delaware to Nevada.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Proposal to amend the Company’s Articles and Bylaws to provide for a Classified Board of Directors elected for staggered terms.	☐	☐	☐

3. Election of Director Nominees:
	FOR	AGAINST	ABSTAIN
William E. Prince (Class I)	☐	☐	☐
E. Wayne Kinsey III (Class I)	☐	☐	☐
David N. Harry (Class II)	☐	☐	☐
Marion C. Sofield (Class II)	☐	☐	☐
Dr. Valgene Dunham (Class III)	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. Proposal to reaffirm the appointment of Weaver & Martin, LLC as auditors for the next year.	☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2007	Number of Shares ________________

Please sign exactly as

your name appears on

your stock certificate(s).
If your stock is issued in	Signature

the names of two or more                                            Print Name Here:

persons, all of them must

sign this proxy. If signing
in representative capacity,	Signature
please indicate your title.	Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO NOVEMBER ____, 2007.

Mail To: Integrated Environmental Technologies, Ltd.,

4235 Commerce Street, Little River, South Carolina 29566

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Exhibit A

AGREEMENT AND PLAN OF MERGER AND REINCORPORATION

AGREEMENT AND PLAN OF MERGER AND REINCORPORATION (the "Agreement") is entered into as of this _____________ day of November, 2007 by and between Integrated Environmental Technologies, Ltd., a Delaware corporation ("IET"), and Integrated Environmental Technologies, Ltd., a Nevada corporation ("IET NV").

WITNESSETH:

WHEREAS, IET NV is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, IET is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, on the date of this Agreement, IET NV has authority to issue 200,000,000 shares of common stock, par value $0.001 per share (the "IET NV Common Stock"), of which 1,000,000 shares are issued and outstanding and owned by IET;

WHEREAS, on the date of this Agreement, IET has authority to issue (a) 200,000,000 shares of common stock, par value $0.001 per share (the "IET Common Stock"), of which approximately ______________shares were issued and outstanding on ___________, 2007, and (b) no shares of preferred stock;

WHEREAS, the respective Boards of Directors of IET NV and IET have determined that, for the purpose of effecting the reincorporation of IET in the State of Nevada, it is advisable, to the advantage of, and in the best interests of IET and its stockholders and IET NV and its stockholder that IET merge with and into IET NV upon the terms and subject to the conditions herein provided;

WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

WHEREAS, the respective Boards of Directors of IET NV and IET and the stockholders of IET NV have unanimously adopted and approved this Agreement, and the Board of Directors of IET has directed that this Agreement be submitted to the stockholders of IET for their consideration;

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, IET and IET NV hereby agree as follows:

1. MERGER. Subject to the approval of the stockholders of IET in accordance with the Delaware General Corporation Law (the "DGCL"), at such time thereafter as the parties hereto shall mutually agree, IET shall be merged with and into IET NV (the "Merger"), and IET NV shall be the surviving corporation (the "Surviving Corporation") in the Merger. The Merger shall be effective upon (a) the filing of this Agreement together with Articles of Merger (the "Articles of Merger") with the office of the Nevada

Secretary of State in accordance with the provisions of Chapter 92-A of the Nevada Revised Statutes (the "NRS") and (b) the filing of a duly certified counter-part of this Agreement and a duly executed Certificate of Merger (the "Certificate of Merger") with the Delaware Secretary of State in accordance with the applicable provisions of the DGCL, the date and time of the later of such filings being hereinafter referred to as the "Effective Time." Immediately following the due approval of the Merger by the stockholders of IET, subject to the provisions of this Agreement, the Articles of Merger shall be duly executed by IET NV and IET and thereafter delivered to the office of the Nevada Secretary of State for filing, as provided in Chapter 92-A of the NRS, and a Certificate of Merger shall be duly executed by IET and IET NV and thereafter delivered to the office of the Delaware Secretary of State for filing, pursuant to Section 251 of the DGCL.

2. GOVERNING DOCUMENTS. The Articles of Incorporation of IET Nevada, a copy of which is attached hereto as Exhibit A, shall be the Articles of Incorporation of the Surviving Corporation and the Bylaws of IET Nevada, a copy of which is attached hereto as Exhibit B, shall be the Bylaws of the Surviving Corporation.

3. DIRECTORS AND OFFICERS. The directors (including their respective denomination as Class I, Class II or Class III directors) and officers of IET shall be the directors (denominated in like manner by class) and officers of the Surviving Corporation from and after the Effective Time until their respective successors are duly elected or appointed.

4. SUCCESSION. At the Effective Time, IET NV shall succeed to IET in the manner of and as more fully set forth in Section 259 of the DGCL and NRS 92A.250.

5. FURTHER ASSURANCES. From time to time, as and when required by IET NV or by its successors and assigns, there shall be executed and delivered on behalf of IET such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in IET NV the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of IET, and otherwise to carry out the purposes of this Agreement, and the officers and directors of IET NV are fully authorized in the name and on behalf of IET or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. STOCK OF IET. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of IET Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of IET NV Common Stock.

7. OUTSTANDING STOCK OF IET NV. At the Effective Time, the 1,000,000 shares of IET NV Common Stock presently issued and outstanding in the name of IET shall be canceled and retired and resume the status of authorized and unissued shares of IET NV Common Stock, and no shares of IET NV Common Stock or other securities of IET NV shall be issued in respect thereof.

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8. STOCK CERTIFICATES. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of IET Common Stock shall be deemed for all purposes to evidence ownership and to represent the shares of IET NV Common Stock into which the shares of IET Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of IET or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to IET NV or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of IET NV Common Stock evidenced by such outstanding certificate as above provided.

9. OPTIONS. At the Effective Time, each outstanding option or other right to purchase shares of IET Common Stock, including options granted and outstanding under IET's 2002 Stock Option Plan, shall be converted into and become an option or right to purchase the same number of shares of IET NV Common Stock at a price per share equal to the exercise price of the option or right to purchase IET Common Stock and upon the same terms and subject to the same conditions as set forth in the IET Option Plan and the agreements entered into by IET pertaining to such options or rights. A number of shares of IET NV Common Stock shall be reserved for purposes of such options and rights equal to the number of shares of IET Common Stock so reserved immediately prior to the Effective Time. As of the Effective Time, IET NV shall assume all obligations of IET under agreements pertaining to such options and rights, including the IET Option Plan, and the outstanding options or other rights, or portions thereof, granted pursuant, thereto.

10. COVENANTS OF IET NV. IET NV covenants and agrees that, effective not later than the Effective time, it will: (a) qualify to do business as a foreign corporation in all states in which IET is so qualified and in which the failure to so qualify would have a material adverse effect on the business or financial condition of IET NV and its subsidiaries, taken together as a whole, and, in connection therewith, shall irrevocably appoint an agent for service of process as required under applicable provisions of state law in the states in which qualification is required hereunder; and (b) file any and all documents with the Delaware Franchise Tax Board necessary to the assumption by IET NV of all of the franchise tax liabilities of IET.

11. BOOK ENTRIES. As of the Effective Time, entries shall be made upon the books of IET NV in accordance with the following: (a) The assets and liabilities of IET shall be recorded at the amounts at which they were carried on the books of IET immediately prior to the Effective Time, with appropriate adjustments to reflect the retirement of the 1,000,000 shares of IET NV Common Stock presently issued and outstanding. (b) There shall be credited to the capital stock of IET NV the aggregate amount of the par value of all shares of IET NV Common Stock resulting from the conversion of the outstanding IET Common Stock pursuant to the Merger. (c) There shall be credited to the capital surplus account of IET NV the aggregate of the amounts shown in the capital stock and capital surplus accounts of IET immediately prior to the Effective Time, less the amount credit to the common stock account of IET NV pursuant to Paragraph 11(b) above. (d) There shall be credited to the retained earnings account of IET NV an amount equal to that carried in the retained earnings account of IET immediately prior to the Effective Time.

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12. CONDITION. It shall be a condition precedent to the consummation of the Merger and the other transactions contemplated by this Agreement that the shares of IET NV Common Stock to be issued by IET NV shall, upon official notice of issuance, be quoted on the OTC Bulletin Board as of the Effective Time.

13. AMENDMENT. At any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by the stockholders of IET, this Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of IET NV and IET to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Agreement; provided that any amendment made subsequent to the approval or adoption of this Agreement by the stockholders of IET NV or the stockholders of IET shall be subject to all applicable limitations of the applicable provisions of the DGCL and the NRS.

14. ABANDONMENT. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either IET or IET NV or both, notwithstanding approval of this Agreement by the sole stockholder of IET NV and the stockholders of IET.

15. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

16. THIRD PARTIES. Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17. GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to conflict of laws principles.

IN WITNESS WHEREOF, this Agreement, having first been duly approved by resolutions of the respective Boards of Directors of IET and IET NV is hereby executed on behalf of each of said two corporations by their respective officers duly authorized.

Integrated Environmental Technologies, Ltd.

A Delaware Corporation

By:
William E. Prince, President

Integrated Environmental Technologies, Ltd.

A Nevada Corporation

By:
Marion C. Sofield, Secretary

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Exhibit B

ARTICLES OF INCORPORATION

OF

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, being at least eighteen (18) years of age and acting as the incorporator of the Corporation hereby being formed under and pursuant to the laws of the State of Nevada, does hereby certify that:

Article I - NAME

The exact name of this corporation is:

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

Article II - REGISTERED OFFICE AND RESIDENT AGENT

The registered office and place of business in the State of Nevada of this corporation shall be located at 770 E. Warm Springs Road, Suite 250, Las Vegas, NV 89119. The resident agent of the corporation is SECURITIES LAW INSTITUTE, whose address is 770 E. Warm Springs Road, Suite 250, Las Vegas, Nevada 89119.

Article III - DURATION

The Corporation shall have perpetual existence.

Article IV - PURPOSES

The purpose, object and nature of the business for which this corporation is organized are:

(a) To engage in any lawful activity, (b) To carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes, and to do all other

1

things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

Article V - POWERS

This Corporation is formed pursuant to Chapter 78 of the Nevada Revised Statutes. The powers of the Corporation shall be those powers granted by 78.060 and 78.070 of the Nevada Revised Statutes under which this corporation is formed. In addition, the corporation shall have the following specific powers:

(a) To elect or appoint officers and agents of the corporation and to fix their compensation; (b) To act as an agent for any individual, association, partnership, corporation or other legal entity; (c) To receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, association, partnerships, corporations, or governments; (d) To receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus; (e) To make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

Article VI - CAPITAL STOCK

Section 1. Authorized Shares. The total number of shares which this corporation is authorized to issue is 200,000,000 shares of Common Stock of $0.001 par value.

Section 2. Voting Rights of Stockholders. Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the corporation.

Section 3. Consideration for Shares. The Common Stock shall be issued for such

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consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable. The Articles shall not be amended in this particular.

Section 4. Stock Rights and Options. The corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights. In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.

Article VII - MANAGEMENT

For the management of the business, and for the conduct of the affairs of the corporation, and for the future definition, limitation, and regulation of the powers of the corporation and its directors and stockholders, it is further provided:

Section 1. Size of Board. The initial number of the Board of Directors shall be five (5). Thereafter, the number of directors shall be as specified in the Bylaws of the corporation, and such number may from time to time be increased or decreased in such manner as prescribed by the Bylaws. Directors need not be stockholders.

Section 2. Powers of Board. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized

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and empowered:

(a) To make, alter, amend, and repeal the Bylaws subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors;

(b) Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the corporation, or any of them, shall be open to stockholder inspection. No stockholder shall have any right to inspect any of the accounts, books or documents of the corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the Corporation;

(c) To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the corporation, including after-acquired property;

(d) To determine whether any and, if so, what part of the earned surplus of the corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;

(e) To fix, from time to time, the amount of the profits of the corporation to be reserved as working capital or for any other lawful purpose;

(f) To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to

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participate in any such plans and the amount of their respective participations.

(g) To designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board;

(h) To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid;

(i) In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the corporation.

Section 3. Interested Directors. No contract or transaction between this corporation and any of its directors, or between this corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the

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meeting at which such ratification or approval is given); or (2) the conditions of N.R.S. 78.140 are met.

Section 4. Name and Address. The name and post office address of the first Board of Directors which shall consist of five (5) persons who shall hold office until his successors are duly elected and qualified, are as follows:

NAME	ADDRESS
William E. Prince	4235 Commerce Street, Little River, SC 29566
E. Wayne Kinsey III	4235 Commerce Street, Little River, SC 29566
David N. Harry	4235 Commerce Street, Little River, SC 29566
Marion C. Sofield	4235 Commerce Street, Little River, SC 29566
Dr. Valgene Dunham	4235 Commerce Street, Little River, SC 29566

Article VIII - CLASSIFIED BOARD

(Subject to shareholder approval of Proposal 2 - If not approved, this Article VIII will be eliminated and each Article will be renumbered to reflect the elimination.)

The Board of Directors shall be divided into three classes: Class I consisting of two directors, Class II consisting of two directors and Class III consisting of one or two directors. Directors of the first class (Class I) shall be elected to hold office for a three-year term. Directors of the second class (Class II) shall be elected to hold office for a two-year term. Directors of the third class (Class III) shall be elected to hold office for a one-year term. The directors in each group shall hold office until their terms expire and until their respective successors are elected and qualified. At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

Article [IX] - PLACE OF MEETING; CORPORATE BOOKS

Subject to the laws of the State of Nevada, the stockholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to

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maintain the books of the Corporation outside the State of Nevada, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

Article [X] - AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

Article [XI] - INCORPORATOR

The name and address of the incorporator signing these Articles of Incorporation are as follows:

NAME	POST OFFICE ADDRESS
Anthony DeMint	770 E. Warm Springs Rd., Ste. 250, Las Vegas, NV 89119

Article [XII] - LIMITED LIABILITY OF OFFICERS AND DIRECTORS

Except as hereinafter provided, the officers and directors of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer. This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions prohibited by Nevada Revised Statutes Section 78.300.

Article [XIII] - TRANSACTIONS WITH STOCKHOLDERS

Section 1. CONTROL SHARE ACQUISITION EXEMPTION. The corporation elects not to be governed by the provisions of NRS. Section 78.378 to NRS. Section78.3793 generally known as the "Control Share Acquisition Statute" under the Nevada Business Corporation Law, which contains a provision governing "Acquisition of Controlling Interest."

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Section 2. COMBINATIONS WITH INTERESTED STOCKHOLDERS. The corporation elects not to be governed by the provisions of NRS Section 78.411 through NRS Section 78.444, inclusive, of the Nevada Business Corporation Law.

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this ___ day of October, 2007.

_________________________________

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Exhibit C

BYLAWS

OF

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

a Nevada corporation

ARTICLE I

OFFICES

Section 1.       PRINCIPAL OFFICES. The principal office shall be in the City of Little River, State of South Carolina.

Section 2.        OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.        PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

Section 2.        ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 3.        SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 4.        NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 5.        MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6.        QUORUM. The presence in person or by proxy of the holders of one-third (33%) of the shares issued and outstanding and entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7.        ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8.        VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 9.        WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 10.      STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

Section 11.      PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 12.      INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a)       Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)	Receive votes, ballots, or consents;

(c)       Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	Count and tabulate all votes or consents;

(e)	Determine the election result; and

(f)        Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III

DIRECTORS

Section 1.        POWERS. Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a)       Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b)       Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c)       Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, or tangible or intangible property actually received.

(d)       Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Section 2.        NUMBER, TERM, AND QUALIFICATIONS. The number of directors which shall constitute the board, subject to the limitations set forth in the Articles of Incorporation, shall be determined by resolution of a majority of the total number of directors if there were no vacancies (the "Whole Board"), or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose. Directors need not be residents of the state of incorporation or stockholders of the corporation.

Section 3.        CLASSIFIED BOARD. (Subject to shareholder approval of Proposal 2 - If not approved, this Section will be eliminated and each Section will be renumbered to reflect the elimination.) The Board of Directors shall be divided into three classes: Class I consisting of two directors, Class II consisting of two directors and Class III consisting of one or two directors. Directors of the first class (Class I) shall be elected to hold office for a three-year term. Directors of the second class (Class II) shall be elected to hold office for a two-year term. Directors of the third class (Class III) shall be elected to hold office for a one-year term. The directors in each group shall hold office until their terms expire and until their respective successors are elected and qualified. At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

Section 4.        RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 5.        VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 6.        PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 7.        ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

Section 8.        OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 9.        SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or facsimile, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or facsimile, it shall be delivered personally or by telephone or facsimile at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 10.      QUORUM. A majority of the Whole Board shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Whole Board present at a meeting duly held at which a quorum is present shall be regarded as the act of the Whole Board, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 11.      WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 12.      ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13.      NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 7 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14.      ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15.      FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

COMMITTEES

Section 1.        COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a)       the approval of any action which, under the Nevada General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

(b)       the filling of vacancies on the board of directors or in any committees;

(c)       the fixing of compensation of the directors for serving on the board or on any committee;

(d)       the amendment or repeal of bylaws or the adoption of new bylaws;

(e)       the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f)        a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g)       the appointment of any other committees of the board of directors or the members thereof.

Section 2.        MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

ARTICLE V

OFFICERS

Section 1.        OFFICERS. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

Section 2.        ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 3.        SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4.        REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.        VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6.        CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

Section 7.        PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

Section 8.        VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 9.        SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 10.      TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,

AND OTHER AGENTS

Section 1.        ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2.        ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3.        SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 4.        REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)	By the stockholders;

(b)       By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c)       If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)       If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5.        ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6.        OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a)       Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)       Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 7.        INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

Section 8.        RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 9.        SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 10.      RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

ARTICLE VII

RECORDS AND BOOKS

Section 1.        MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 2.        MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 3.        MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 4.        ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 5.        FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 6.        ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT. The corporation shall, on or before October __ of each year, file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

ARTICLE VIII

GENERAL CORPORATE MATTERS

Section 1.        RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date is fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

(a)       The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b)       The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c)       The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2.        CLOSING OF TRANSFER BOOKS. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 3.        REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 4.        CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 5.        CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 6.        STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 7.        DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8.        FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9.        SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

Section 10.      REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 11.      CONTROL SHARE ACQUISITION EXEMPTION. The corporation elects not to be governed by the provisions of NRS Section 78.378 to NRS Section 78.3793 inclusive, generally known as the "Control Share Acquisition Statute" under the Nevada Business Corporation Law, which contains a provision governing "Acquisition of Controlling Interest."

Section 12.      COMBINATIONS WITH INTERESTED STOCKHOLDERS. The corporation elects not to be governed by the provisions of NRS Section 78.411 through NRS Section 78.444, inclusive, of the Nevada Business Corporation Law.

Section 13.      CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE IX

AMENDMENTS

Section 1.        AMENDMENTS. These bylaws or any of them may be altered or repealed, and new bylaws may be adopted, by the stockholders by a vote at a meeting or by written consent without a meeting. The board of directors shall also have the power, by a majority vote of the Whole Board, to alter or repeal any of these bylaws, and to adopt new bylaws, except as otherwise provided by law or by the articles of incorporation.

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CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1.         That I am the duly elected and acting secretary of INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD., a Nevada corporation; and

2.         That the foregoing Bylaws, comprising nineteen (19) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of October ___, 2007, and duly adopted and approved by the stockholders of said corporation at a special meeting held on ____________, 2007.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ___ day of October, 2007.

_________________________________

Marion C. Sofield, Secretary

Exhibit D

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORAION OF

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

a Delaware corporation

(If Proposal 2 is approved, this amendment to the Certificate of Incorporation will be filed to add Article V to establish a classified board of directors with staggered terms.)

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law")

DOES HEREBY CERTIFY:

FIRST: That on October ___, 2007, the Board of Directors duly adopted a resolution proposing to amend the Certificate of Incorporation of this corporation, declaring said amendment to be advisable and in the best interest of this corporation and its stockholders, and, by written consent in accordance with Section 228 of the General Corporation Law, the stockholders of this corporation consented to the resolutions setting forth the proposed amendment, which resolutions are as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by amending ARTICLE V to read as follows:

ARTICLE V

The Board of Directors shall be divided into three classes: Class I consisting of two directors, Class II consisting of two directors and Class III consisting of one or two directors. Directors of the first class (Class I) shall be elected to hold office for a three-year term. Directors of the second class (Class II) shall be elected to hold office for a two-year term. Directors of the third class (Class III) shall be elected to hold office for a one-year term. The directors in each group shall hold office until their terms expire and until their respective successors are elected and qualified. At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

SECOND: The foregoing amendment was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 and 242 of the General Corporation Law.

THIRD: That said amendments were duly adopted by the Board of Directors on October ___, 2007 in accordance with the provisions of Section 141(f) of the General Corporate Law.

IN WITNESS WHEREOF, this Certificate of Amendment of Certificate of Incorporation has been signed by the President of this corporation as of October ___, 2007.

By: _________________________

William E. Prince, President

Exhibit E

AMENDED

BYLAWS

OF

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(a Delaware corporation)

(Subject to shareholder approval of Proposal 2 - If not approved, these Bylaws will not be amended.)

ARTICLE I

STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice-Chairperson of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation.

The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

7. STOCKHOLDER MEETINGS.

- - TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

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PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

-	CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

- - NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at such stockholder's record address or at such other address which such stockholder may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by such stockholder before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

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STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

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CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

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PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for such stockholder by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by such stockholder's attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

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INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

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QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

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VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

8. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

ARTICLE II

DIRECTORS

1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of two persons. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be two. The number of directors may be increased or decreased by action of the stockholders or of the directors.

3. ELECTION, CLASS AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The Board of Directors shall be divided into three classes: Class I consisting of two directors, Class II consisting of two directors and Class III consisting of one or two directors. Directors of the first class (Class I) shall be elected to hold office for a three-year term. Directors of the second class (Class II) shall be elected to hold office for a two-year term. Directors of the third class (Class III) shall be elected to hold office for a one-year term. The directors in each group shall hold office until their terms expire and until their respective successors are elected and qualified. At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4. MEETINGS.

TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by such director or member before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

ARTICLE III

OFFICERS

The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more

Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice-Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer's successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

CONTROL OVER BYLAWS

Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD., a Delaware corporation, as in effect on the date hereof.

Dated: October ___, 2007

By: ________________________

William E. Prince, President